                                                                    EXHIBIT 99.1


DEBTOR: AMERICAN CLASSIC VOYAGES CO.                CASE NUMBER: 01-10954 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached February Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ NICHOLAS J. DAVISON
------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                CASE NUMBER: 01-10954 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1                 Summary of Bank and Investment Accounts

Attachment 2                 Schedule of Receipts and Disbursements

Attachment 3                 Bank and Investment Account Statements

Attachment 4                 Income Statement

Attachment 5                 Balance Sheet

Attachment 6                 Summary of Due To/Due From Intercompany Accounts

Attachment 7                 Accounts Receivable Aging

Attachment 8                 Accounts Payable Detail

Attachment 9                 Notes to February Monthly Operating Report

20-Mar-02                                             Summary Of Bank And Investment Accounts                         Attachment 1
3:15 PM                                                    American Classic Voyages Co
Summary                                                      Case No: 01-10954 (EIK)                                     UNAUDITED
American Classic Voyages Co                                For Month Of February, 2002

                                                          Balances
                                            ----------------------------------       Receipts &         Bank
                                               Opening              Closing         Disbursements     Statements          Account
Account                                     As Of 2/01/02        As Of 2/28/02        Included         Included          Reconciled
-------                                     -------------        -------------      -------------     ----------         ----------
AMCV Deferred Compensation                          0.00                 0.00       No -              No -               No -
Bank One                                                                            Account           Account            Account
Account # - 1590101554                                                              Closed            Closed             Closed

AMCV Dental Benefits                                0.00                 0.00       No -              No -               No -
Chase (JP Morgan Chase & Co)                                                        Account           Account            Account
Account # - 002-2-426530                                                            Closed            Closed             Closed

AMCV Employee Stock Plan                            0.00                 0.00       No -              No -               No -
LaSalle Bank                                                                        Account           Account            Account
Account # - 5800015140                                                              Closed            Closed             Closed

AMCV Insurance                                      0.00                 0.00       No -              No -               No -
LaSalle Bank                                                                        Account           Account            Account
Account # - 5800021411                                                              Closed            Closed             Closed

AMCV Medical Benefits                          22,327.70             5,863.27       Yes               No - Not           Yes
Chase (JP Morgan Chase & Co)                                                                          Concentration
Account # - 002-2-426522                                                                              Account

American Classic Voyages Co                         0.00                 0.00       No -              No -               No -
Master Cash                                                                         Account           Account            Account
LaSalle Bank                                                                        Closed            Closed             Closed
Account # - 2355464

American Classic Voyages Co                         0.00                 0.00       No -              No -               No -
Payroll                                                                             Account           Account            Account
LaSalle Bank                                                                        Closed            Closed             Closed
Account # - 2369368

American Classic Voyages Co                     7,025.87             7,010.01       Yes               No - Not           Yes
PAC                                                                                                   Concentration
LaSalle Bank                                                                                          Account
Account # - 2355882

American Classic Voyages Co                 8,424,806.59         8,035,212.82       Yes               Yes                Yes
Investment Account
Credit Suisse Asset Management
Account # - 247003452

American Classic Voyages Co                        10.72                 0.00       Yes               Yes                Yes
Investment Account
Goldman Sachs & Co.
Account # - 020-53613-2

American Classic Voyages Co                         0.00                 0.00       No -              No -               No -
Investment Account                                                                  Account           Account            Account
Merrill Lynch                                                                       Closed            Closed             Closed
Account # - 318-3271750-7

American Classic Voyages Co                         0.42                 0.00       Yes               Yes                Yes
Investment Account
Conifer Securities
Account # - 330-50683 1-8

20-Mar-02                                                  Receipts & Disbursements                                  Attachment 2-1
  3:15 PM                                                  American Classic Voyages
R&D - Chase - AMCV Med Ben                                 Case No: 01-10954 (EIK)                                        UNAUDITED
                                                                    Chase
                                                             AMCV Medical Benefits
                                                            Account # - 002-2-426522
                                                          1 February 02 - 28 February 02


Opening Balance - 1 Feb 02
                                                   22,327.70


Receipts
                                                   10,000.00                   From The Delta Queen Steamboat Company
                                                                               - Hibernia - DQ Master Cash Account (812-395-335)
                                                    4,913.89                   From United Healthcare (Reversal)


                                                  ----------
                                                   14,913.89                   Total Receipts


Disbursements

                                                  (31,378.32)                  To United Healthcare



                                                  ----------
                                                  (31,378.32)                  Total Disbursements



Closing Balance - 28 Feb 02
                                                    5,863.27


20-Mar-02                                                  Receipts & Disbursements                                  Attachment 2-2
  3:16 PM                                                  American Classic Voyages
R&D - LaSalle - AMCV PAC                                    Case No: 01-10954 (EIK)                                       UNAUDITED
                                                                    LaSalle
                                                                       PAC
                                                               Account # - 2355882
                                                         1 February 02 - 28 February 02
Opening Balance - 1 Feb 02
                                                  7,025.87


Receipts





                                              ------------
                                                      0.00                     Total Receipts


Disbursements

                                                    (15.86)                    LaSalle Bank Fees



                                              ------------
                                                    (15.86)                    Total Disbursements



Closing Balance - 28 Feb 02
                                                  7,010.01


20-Mar-02                                                    Receipts & Disbursements                                Attachment 2-3
  3:16 PM                                                   American Classic Voyages
R&D - Credit Suisse Investment Account                       Case No: 01-10954 (EIK)                                      UNAUDITED
                                                                  Credit Suisse
                                                                Investment Account
                                                              Account # - 247003452
                                                          1 February 02 - 28 February 02

Opening Balance - 1 Feb 02
                                                  8,424,806.59


Receipts



                                                     10,406.23                 Interest Earned

                                                  ------------
                                                     10,406.23                 Total Receipts


Disbursements

                                                   (400,000.00)                To The Delta Queen Steamboat Company -
                                                                                Hibernia - DQ Master Cash Account (812-395-335)


                                                  ------------
                                                   (400,000.00)                Total Disbursements



Closing Balance - 28 Feb 02
                                                  8,035,212.82


20-Mar-02                                                   Receipts & Disbursements                                 Attachment 2-4
  3:16 PM                                                   American Classic Voyages
R&D - Goldman Sachs Investment Account                       Case No: 01-10954 (EIK)                                      UNAUDITED
                                                                 Goldman Sachs
                                                               Investment Account
                                                             Account # - 020-53613-2
                                                          1 February 02 - 28 February 02

Opening Balance - 1 Feb 02
                                                         10.72


Receipts





                                                     ---------
                                                          0.00                 Total Receipts


Disbursements

                                                        (10.72)                To AMCV Cruise Operations, Inc. - First Union Bank -
                                                                                 AMCV Cruise Ops Master Cash -
                                                                                 Account (2090002602362)

                                                     ---------
                                                        (10.72)                Total Disbursements



Closing Balance - 31 Jan 02
                                                          0.00


20-Mar-02                                                   Receipts & Disbursements                                 Attachment 2-5
  3:16 PM                                                   American Classic Voyages
R&D - Conifer Securities Investment Account                  Case No: 01-10954 (EIK)                                      UNAUDITED
                                                               Conifer Securities
                                                               Investment Account
                                                            Account # - 330-50683 1-8
                                                           1 February 02 - 28 February 02


Opening Balance - 1 Feb 02
                                                            0.42


Receipts





                                                    ------------
                                                            0.00               Total Receipts


Disbursements



                                                           (0.42)              To AMCV Cruise Operations - First Union Bank -
                                                                                 AMCV Cruise Ops Master Cash -
                                                                                 Account (2090002602362)
                                                    ------------
                                                           (0.42)              Total Disbursements



Closing Balance - 28 Feb 02
                                                           0.00


AMCV US SET OF BOOKS                                   Date: 20-MAR-02 08:33:07
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: FEB-02

currency USD
Company=10 (AMCV)


                                            PTD-Actual
                                             02/28/02
                                          -------------
Revenue
Gross Revenue                                      0.00
Allowances                                         0.00
                                          -------------
Net Revenue                                        0.00

Operating Expenses
Air                                                0.00
Hotel                                              0.00
Commissions                                        0.00
Onboard Expenses                                   0.00
Passenger Expenses                                 0.00
Vessel Expenses                                    0.00
Layup/Drydock Expense                              0.00
Vessel Insurance                                   0.00
                                          -------------
Total Operating Expenses                           0.00

                                          -------------
Gross Profit                                       0.00

SG&A Expenses
General and Admin Expenses                    38,945.27
Sales & Marketing                                  0.00
Pre-Opening Costs                                  0.00
                                          -------------
Total SG&A Expenses                           38,945.27

                                          -------------
EBITDA                                       (38,945.27)

Depreciation                                  15,203.18
                                          -------------
Operating Income                             (54,148.45)

Other Expense/(Income)
Interest Income                                    0.00
Interest Expense                              21,403.70
Equity in Earnings for Sub                (1,141,135.79)
Reorganization expenses                      496,675.69
                                          -------------
Total Other Expense/(Income)               1,659,215.18

                                          -------------
Net Pretax Income/(Loss)                  (1,713,363.63)

Income Tax Expense                                 0.00

                                          -------------
Net Income/(Loss)                         (1,713,363.63)
                                          =============


AMCV US SET OF BOOKS                                   Date: 20-MAR-02 12:50:43
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: FEB-2

currency USD
Company=10 (AMCV)


                                              YTD-Actual              YTD-Actual
                                              28-Feb-02                 22-Oct
                                           ---------------          ---------------

ASSETS

Cash and Equivalent                          8,042,233.55            10,343,248.25

Restricted Cash                                250,712.50                     0.00

Marketable Securities                                0.00                   337.15

Accounts Receivable                          3,678,916.74             3,678,916.74

Inventories                                          0.00                     0.00

Prepaid Expenses                               588,507.00                     0.00

Other Current Assets                                 0.00                     0.00

                                           ---------------------------------------
Total Current Assets                        12,560,369.79            14,022,502.14

Fixed Assets                                 4,979,716.68             4,979,716.68

Accumulated Depreciation                    (4,558,521.73)           (4,497,369.91)

                                           ---------------------------------------
Net Fixed Assets                               421,194.95               482,346.77

Net Goodwill                                    80,143.43                81,420.64

Intercompany Due To/From                   266,685,620.04           265,726,906.60

Net Deferred Financing Fees                  3,315,549.10             3,408,954.89

Net Investment in Subsidiaries              41,563,707.09            48,551,297.73

Other Non Current Assets                             0.00               109,986.54

                                           ---------------------------------------
Total Other Assets                         311,645,019.66           317,878,566.40

                                           ---------------------------------------
Total Assets                               324,626,584.40           332,383,415.31
                                           =======================================


AMCV US SET OF BOOKS                                  Date: 20-MAR-02 12:50:43
BALANCE SHEET - ATTACHMENT 5                          Page:   2
Current Period: FEB-2

currency USD
Company=10 (AMCV)


                                             YTD-Actual               YTD-Actual
                                              28-Feb-02                 22-Oct
                                           ---------------          --------------
LIABILITIES

Accounts Payable                                     0.00                     0.00

Accrued Liabilities                          2,108,234.94             1,089,864.63

Deposits                                             0.00                     0.00

                                           ---------------------------------------
Total Current Liabilities                    2,108,234.94             1,089,864.63

Long Term Debt                                       0.00                     0.00

Other Long Term Liabilities                 (3,279,188.96)           (3,434,093.96)

                                           ---------------------------------------
Total Liabilities                           (1,170,954.02)           (2,344,229.33)

OTHER

Liabilities Subject to Compromise          200,418,510.55           200,418,510.55

                                           ---------------------------------------
Total Other                                200,418,510.55           200,418,510.55

OWNER'S EQUITY

Common Stock                                   211,013.08               211,013.08

Add'l Paid In Capital                      204,438,037.35           204,438,037.35

Current Net Income (Loss)                   (5,249,555.56)          (40,694,620.74)

Retained Earnings                          (74,020,467.00)          (29,645,295.60)

                                           ---------------------------------------
Total Owner's Equity                       125,379,027.87           134,309,134.09

                                           ---------------------------------------
Total Liabilities & Equity                 324,626,584.40           332,383,415.31
                                           =======================================


American Classic Voyages Co.                                      ATTACHMENT 6                                            01-10954
                                                    Summary List of Due To/Due From Accounts
                                                      For the Month Ended January 31, 2002

                                                                   BEGINNING                                              ENDING
AFFILIATE NAME                                   CASE NUMBER        BALANCE            DEBITS         CREDITS            BALANCE
AMCV Cruise Operations, Inc.                      01-10967        78,665,013.71      188,944.07      121,114.48       78,732,843.30
The Delta Queen Steamboat Co.                     01-10970         5,860,216.34      469,194.09        4,372.60        6,325,037.83
DQSB II, Inc.                                     01-10974            22,836.06              --              --           22,836.06
Great AQ Steamboat, L.L.C.                        01-10960       (22,410,199.14)             --          467.41      (22,410,666.55)
Great Pacific NW Cruise Line, L.L.C.              01-10977       (15,488,034.41)         494.00              --      (15,487,540.41)
Great River Cruise Line, L.L.C.                   01-10963         6,654,463.90       53,166.30              --        6,707,630.20
Great Ocean Cruise Line, L.L.C.                   01-10959       (29,490,416.31)             --      122,934.06      (29,613,350.37)
Cruise America Travel, Incorporated               01-10966           105,319.85              --        1,942.14          103,377.71
Delta Queen Coastal Voyages, L.L.C.               01-10964           934,299.38              --              --          934,299.38
Cape Cod Light, L.L.C.                            01-10962        (1,670,131.78)             --              --       (1,670,131.78)
Cape May Light, L.L.C.                            01-10961          (657,659.57)             --              --         (657,659.57)
Project America, Inc.                             N/A            (29,154,390.86)             --              --      (29,154,390.86)
Oceanic Ship Co.                                  N/A             41,557,089.74              --              --       41,557,089.74
Project America Ship I, Inc.                      N/A              1,793,166.15              --              --        1,793,166.15
Project America Ship II, Inc.                     N/A             27,241,846.63              --              --       27,241,846.63
Ocean Development Co.                             01-10972       206,379,952.56              --              --      206,379,952.56
Great Hawaiian Cruise Line, Inc.                  01-10975         3,599,725.67              --              --        3,599,725.67
Great Hawaiian Properties Corporation             01-10971       (51,110,970.59)             --              --      (51,110,970.59)
American Hawaii Properties Corporation            01-10976         2,484,165.74              --              --        2,484,165.74
Great Independence Ship Co.                       01-10969        24,948,942.58              --              --       24,948,942.58
CAT II, Inc.                                      01-10968        15,962,593.03              --        3,176.41       15,959,416.62
                                                               --------------------------------------------------------------------
                                                                 266,227,828.68      711,798.46      254,007.10      266,685,620.04
                                                               ====================================================================

                          American Classic Voyages Co.
                                 01-10954 (EIK)

                            Accounts Receivable Aging
                             As of February 28, 2002

                                  Attachment 7

                                 Not Applicable

                          American Classic Voyages Co.
                                 01-10954 (EIK)

                             Accounts Payable Detail
                             As of February 28, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                CASE NUMBER: 01-10954 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF FEBRUARY 28, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO FEBRUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

3. The Debtor has ceased recording accruals for distributions on its Trust Preferred securities. Historically, these accruals for these distributions were charged to "interest expense and other financing costs."

4. Amount represents pre-petition total hold-backs by Paymentech, Inc., the Debtor's credit card processing agent against pre-petition customer deposits. Detail for such hold-backs has not been received from Paymentech, Inc.

5. The Company's self-funded health plan was terminated as of December 31, 2001. The Company is carrying a reserve for late claims. An evaluation of this reserve will be conducted at the end of the first quarter and the results will be reflected in the March Operating Report.